
WABASH
NATIONAL

ANNUAL STOCKHOLDER MEETING

May 19, 2011

Dick Giromini, President & CEO

SAFE HARBOR STATEMENT

This presentation will contain certain forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are, however, subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include increased competition, dependence on new management, reliance on certain customers and corporate partnerships, shortages of raw materials, dependence on industry trends, access to capital, acceptance of new technology and products, and government regulation. Listeners should review and consider the various disclosures made by the Company in this presentation and in its reports to its stockholders and periodic reports on Forms 10-K and 10-Q.

We cannot give assurance that the expectations reflected in our forward-looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward-looking statements. All written and oral forward-looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations.

2010 REVIEW



Recession
Recovery



ATA's Truck Tonnage Index (TTI)
125
120
115
110
105
100
95
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10

Source: ATA



U.S. Trailer Net Orders
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
1Q'09
2Q'09
3Q'09
4Q'09
1Q'10
2Q'10
3Q'10
4Q'10

Source: ACT

Economy and industry show signs of recovery

2010 REVIEW



WNC Employees
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
1Q'09
2Q'09
3Q'09
4Q'09
1Q'10
2Q'10
3Q'10
4Q'10

Note: Both permanent and temporary employees are included



WNC Quarter-End Backlog [$ Million]
600
500
400
300
200
100
0
1Q'09
2Q'09
3Q'09
4Q'09
1Q'10
2Q'10
3Q'10
4Q'10



WNC Total Trailers: Quarterly Build
10,000
8,000
6,000
4,000
2,000
0
1Q'09
2Q'09
3Q'09
4Q'09
1Q'10
2Q'10
3Q'10
4Q'10



WNC Total Trailers: Quarterly Shipments
12,000
10,000
8,000
6,000
4,000
2,000
0
1Q'09
2Q'09
3Q'09
4Q'09
1Q'10
2Q'10
3Q'10
4Q'10

2010 REVIEW


WNC Revenues [$ Million]
300
250
200
150
100
50
0
1Q'08 2Q'08 3Q'08 4Q'08 1Q'09 2Q'09 3Q'09 4Q'09 1Q'10 2Q'10 3Q'10 4Q'10


WNC Gross Margin
10%
5%
0%
-5%
-10%
-15%
-20%
1Q'08 2Q'08 3Q'08 4Q'08 1Q'09 2Q'09 3Q'09 4Q'09 1Q'10 2Q'10 3Q'10 4Q'10


WNC Operating EBITDA [$ Million][1]
15
10
5
0
-5
-10
-15
-20
-25
1Q'08 2Q'08 3Q'08 4Q'08 1Q'09 2Q'09 3Q'09 4Q'09 1Q'10 2Q'10 3Q'10 4Q'10


WNC Net Working Capital as % of Revenue[2]
20%
15%
10%
5%
0%
1Q'08 2Q'08 3Q'08 4Q'08 1Q'09 2Q'09 3Q'09 4Q'09 1Q'10 2Q'10 3Q'10 4Q'10

(1) A reconciliation of Operating EBITDA to net income (loss) for the periods presented is included in the Appendix to this presentation

(2) Defined as a trailing 12-month revenue divided by an average 13-month net working capital (accounts receivable + inventory – accounts payable)

CONTINUED EXECUTION OF THE STRATEGIC PLAN

Mission: Transform Wabash National into a diversified manufacturer and service provider by leveraging core competencies; improve profitability via operational excellence; capture additional revenue streams through new product development, new market growth opportunities, and selective acquisitions

Initiative	Diversify the Business	Operational Excellence	Grow the Business
DuraPlate® Products	✓	✓	✓
Allied Products: Frac Tanks	✓	✓	✓
TEPC		✓	
Lafayette Transformation		✓	
Transcraft Consolidation		✓	
Product and Process Innovations	✓	✓	✓
	Reduce Cyclicality	Improve Profitability	Drive Top-Line Growth

Great Recession slowed progress, but we remained committed to execution of the strategy and are gaining momentum

DURAPLATE® PRODUCTS: CONTINUED GROWTH

2008	2009	2010	2011	2013
Start Up	$10M	$24M	$40-50M	$70-90M

Truck Body & Cargo Trailers


PENSKE
Van Truck Bodies


Cargo Trailers

Semi-Trailer


THAT NEVER RESTS.
DuraPlate AeroSkirt®


Swing & Overhead Doors

Commercial


Portable Storage


Other Industrial Applications

DuraPlate® Composite Material


Steel Skins
HDPE Core

- Pre-coated, galvanized steel skins
- Foamed HDPE Core
- Extremely strong
- Light weight
- Damage resistant
- Multiple industrial applications

New product offerings being developed as we speak…

ALLIED PRODUCTS: ENERGY SECTOR

Frac Tank Agreement

- Entry into the Energy and Environmental Services Markets
- Leverage industrial expertise in welding, forming, fabrication, and assembly into products outside of our traditional trailer business
- Producing Frac Tanks on behalf of Sabre Manufacturing: 2,500 units over 5 years


ADLER



One of many opportunities being evaluated and pursued…

INDUSTRY-LEADING INNOVATION

Launch	Innovation	Description
2009	TrustLock® Plus	Proprietary door locking system with single lock mechanism
2009-2011	Bonding Technologies	Truck Body Sidewalls, Trailer Sidewalls, Logistics
2011	Tire Hauler	Proprietary solution for cost-effective transport of 13' tires
2011	Trailer ID/Stop Lights	Enhanced visibility for improved highway safety
2011	Zinc-Based Coating System	Provides superior corrosion resistance and color options
2011	35,000 lb Floor System	Heavy-duty floor system provides freight haul flexibility
2012	110" Overhead Door	Maximizes door opening to improve carrier freight operations


Patent Pending
Tire Hauler


COSTCO
WHOLESALE
Patent Pending
ID/Stop Lights: Brakes Applied


Patent Pending
110" Overhead Door

60 patents and counting…

2011 OUTLOOK



ATA's Truck Tonnage Index (TTI) &
DOT's Freight Transportation Services Index (TSI)
125
120
115
110
105
100
95
90
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12
TTI
TSI

Source: ATA, DOT

Full speed ahead…

2011 OUTLOOK



U.S. Monthly Trailer Net Orders,
3-Month Moving Average
40,000
30,000
20,000
10,000
0
Early 90s Cycle
58 mo.
Late 90s Cycle
67 mo.
00s Cycle
89 mo.
Current
Cycle
Jan-91
Jan-92
Jan-93
Jan-94
Jan-95
Jan-96
Jan-97
Jan-98
Jan-99
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12

Source: ACT

Rebound well underway…

2011 OUTLOOK: INDUSTRY FORECAST

Short-/Mid-Term Demand Drivers

- Age of equipment is at 8+ years, an all-time high
- Equipment age profile: disproportionate number of aged units in fleets
- 3+ years of significant under-buy
- Implementation of the Federal Motor Carriers Safety Administration's CSA 2010 Program
- Tax Act of 2010: Bonus Depreciation provides for 100% write off of capital investments in 2011; 50% in 2012



U.S. Trailer Forecasts:
Shipments (ACT) & Production (FTR)
300,000
250,000
200,000
150,000
100,000
50,000
0
2005 2006 2007 2008 2009 2010 2011F 2012F 2013F 2014F 2015F 2016F
ACT FTR



DRY VANS:
Population & Average Age
1979 - 2016
Population (000s)
Age (in Years)
POPULATION
AVERAGE AGE
2000
1800
1600
1400
1200
1000
800
8.5
8.0
7.5
7.0
6.5
6.0
5.5
80 82 84 86 88 90 92 94 96 98 00 02 04 06 08 10 12 14 16

Source: ACT

Strong drivers for sustained demand

2011 AND BEYOND

Potential Demand Drivers

- CARB Regulations (California Air Resource Board) on emissions/fuel efficiency
- Proposed increase in GVWR (Gross Vehicle Weight Restriction) from 80,000 to 97,000 lbs
- Proposed changes to HOS Rules (Hours of Service) from 11 to 10 hours
- Proposed requirement for EOBRs (Electronic On-Board Recorders) to enforce HOS Rules





Potential of future demand may be greater than forecast

2011 AND BEYOND: POSITIONED TO CAPITALIZE ON DEMAND

- Actions taken during downturn contributing to margin enhancement
    - Lafayette Transformation
        - Optimized product design integration
        - Increased assembly line flexibility
        - Warehousing consolidation
    - Consolidation of Transcraft business to Cadiz, KY
    - Headcount and cost reduction actions
    - Recapitalization of the business
- Product development portfolio continues to grow
- Execution of business diversification strategy gaining momentum
- Business returned to profitability in 4Q10







Better positioned than ever before

2011 AND BEYOND: POSITIONED TO CAPITALIZE ON DEMAND

- Trucking cycle recovery and aging fleet equipment fueling trailer demand and volume
- Successful cost and manufacturing restructuring: Lean manufacturing culture
- Best-in-class, technologically innovative products
- Leveraging capital to support accelerating business diversification strategy
- Dedicated and committed workforce
- Strong and experienced management team
- Leading market position as Number 1 dry van semi-trailer manufacturer in North America
- Strong brand preference and longstanding relationships with blue-chip customer base



Focused commitment to deliver results!


WABASH
NATIONAL



APPENDIX

RECONCILIATION OF NON-GAAP MEASURES

($ in millions)

	2008				2009				2010			
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Net (loss) income	$ (6.4)	$ (3.2)	$ (4.3)	$ (111.9)	$ (28.3)	$ (17.9)	$ (66.4)	$ 10.9	$ (139.1)	$ (5.6)	$ (1.9)	$ 4.9
Income tax (benefit) expense	(3.7)	(1.0)	(1.3)	23.1	-	-	(0.1)	(3.0)	0.1	-	-	(0.2)
Increase (Decrease) in fair value of warrant	-	-	-	-	-	-	54.0	(20.5)	126.8	(1.9)	(3.3)	-
Interest expense	1.2	1.0	1.2	1.3	1.0	1.3	1.1	0.9	1.0	1.0	1.0	1.1
Depreciation and amortization	5.2	5.2	5.2	5.9	4.8	4.8	4.8	5.2	4.4	4.3	4.1	4.0
Stock-based compensation	0.9	1.3	1.3	1.5	1.0	1.2	0.8	0.5	0.8	0.9	0.7	1.0
Impairment of goodwill	-	-	-	66.3	-	-	-	-	-	-	-	-
Other non-operating (income) expense	(0.2)	0.2	(0.2)	0.3	(0.1)	(0.1)	1.2	(0.3)	-	0.8	-	-
Operating EBITDA	$ (3.0)	$ 3.5	$ 1.9	$ (13.5)	$ (21.6)	$ (10.7)	$ (4.6)	$ (6.3)	$ (6.0)	$ (0.5)	$ 0.6	$ 10.8
Operating EBITDA - % of Sales	-1.9%	1.7%	0.8%	-5.9%	-27.7%	-12.4%	-5.2%	-7.4%	-7.7%	-0.3%	0.4%	4.5%

Note: This table reconciles quarterly net income (loss) for the periods presented to the non-GAAP measure of Operating EBITDA